UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23314

PIMCO Flexible Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Semiannual Report

June 30, 2020

PIMCO Flexible Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.312.2113. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Flexible Municipal Income Fund’s Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The

2	PIMCO INTERVAL FUNDS

Bloomberg Barclays Global Treasury Index (U.S. Dollar Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (U.S. Dollar Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (U.S. Dollar Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (U.S. Dollar Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

The municipal (or “muni”) market generated choppy results, posting positive returns during four of the six months of the reporting period. As was the case with the taxable U.S. bond market, munis were supported by falling interest rates. However, a portion of its gains were lost in March and April 2020, in our view, due to concerns about market liquidity and municipal finances. All told, the Bloomberg Barclays Municipal Bond Index returned 2.08% during the six months ended June 30, 2020.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Flexible Municipal Income Fund investment, please contact your financial advisor, or call the Fund’s shareholder servicing agent at (844) 312-2113. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	3

Important Information About the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the net asset value (“NAV”) of the Fund’s common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which the Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

A fund that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain

4	PIMCO INTERVAL FUNDS

California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A fund that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

A fund that has substantial exposures to municipal obligations issued by Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected significantly by economic, market, political, and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rico municipal securities. Legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rico municipal securities.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

On the Fund Summary page in this Shareholder Report, the Cumulative Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

6	PIMCO INTERVAL FUNDS

The dividend rate that the Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund. As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of the Fund:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2*	Class A-3**	Diversification Status

PIMCO Flexible Municipal Income Fund	03/15/2019	03/15/2019	05/26/2020	—	09/10/2019	Non-Diversified

*	Class A-2 was formerly called Class A-1.
**	Class A-3 was formerly called Class A-2.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with the Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio

SEMIANNUAL REPORT	JUNE 30, 2020	7

Important Information About the Fund (Cont.)

securities held during the most recent twelve-month period ended June 30, will be available without charge, upon request, by calling the Fund at (844) 312-2113, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 312-2113.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

On April 8, 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments will: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance and effective dates, with some requirements requiring compliance starting August 1, 2020 and others requiring compliance as late as February 1, 2023.

8	PIMCO INTERVAL FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2020	9

PIMCO Flexible Municipal Income Fund

Allocation Breakdown as of June 30, 2020†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	19.0%
Industrial Revenue	8.7%
Tobacco Settlement Funded	7.2%
Sales Tax Revenue	7.1%
Ad Valorem Property Tax	5.8%
Port, Airport & Marina Revenue	5.7%
Electric Power & Light Revenue	4.8%
Natural Gas Revenue	4.2%
Highway Revenue Tolls	3.7%
College & University Revenue	2.7%
General Fund	2.7%
Miscellaneous Revenue	2.5%
Local or Guaranteed Housing	2.4%
Transit Revenue	2.0%
Sewer Revenue	1.9%
Water Revenue	1.5%
Fuel Sales Tax Revenue	1.3%
Resource Recovery Revenue	1.2%
Lease (Appropriation)	1.1%
Miscellaneous Taxes	1.1%
Other	4.4%
Short-Term Instruments	5.2%
Mutual Funds	1.9%
Corporate Bonds & Notes	1.3%
Preferred Securities	0.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

10	PIMCO INTERVAL FUNDS

Institutional Class - PMFLX	Class A-1 - PMAAX
Class A-3 - PMFAX

Average Annual Total Return for the period ended June 30, 2020

	6 Months*	1 Year	Commencement of Operations (03/15/19)
PIMCO Flexible Municipal Income Fund Institutional Class	1.74%	6.82%	9.66%
PIMCO Flexible Municipal Income Fund Class A-1	1.46%	6.00%	8.77%
PIMCO Flexible Municipal Income Fund Class A-3	1.37%	6.00%	8.82%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of the Class A-1 and Class A-3 shares performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A-3 and Class A-1 shares.

The Fund’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses, was 1.99% for Institutional Class, 2.49% for Class A-1 shares and 2.74% for Class A-3 shares. As of June 30, 2020, the Fund’s Total Effective Leverage(1) was 21.30%.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

SEMIANNUAL REPORT	JUNE 30, 2020	11

PIMCO Flexible Municipal Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO Flexible Municipal Income Fund seeks to provide high current income exempt from federal income tax. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to revenue backed municipal bonds contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to taxable municipal bonds contributed to absolute performance, as the asset class posted positive returns.

»	U.S. interest rate hedges detracted from absolute performance, as interest rates declined.

»	The Fund’s allocation to municipal closed-end funds detracted from absolute performance, as select municipal closed-end funds posted negative returns.

12	PIMCO INTERVAL FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2020	13

Financial Highlights PIMCO Flexible Municipal Income Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

01/01/2020 - 06/30/2020+	$10.74	$0.14	$0.04	$0.18	$(0.14)	$0.00	$0.00	$(0.14)

03/15/2019 - 12/31/2019	10.00	0.28	0.78	1.06	(0.28)	(0.04)	0.00	(0.32)

Class A-1

05/26/2020 - 06/30/2020+	10.30	0.03	0.48	0.51	(0.03)	0.00	0.00	(0.03)

Class A-3

01/01/2020 - 06/30/2020+	10.74	0.11	0.03	0.14	(0.10)	0.00	0.00	(0.10)

09/10/2019 - 12/31/2019	10.76	0.08	0.02	0.10	(0.08)	(0.04)	0.00	(0.12)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
**

Preferred Shares asset coverage is disclosed as the product of the asset coverage ratio as of period end and the current liquidation preference. See Note 13, Preferred Shares in the Notes to the Financial Statements for more information.

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions, dividends paid to VMTP and RVMTP shareholders and the amortization of debt issuance costs of these Preferred Shares. See Note 5, Borrowings and Other Financing Transactions and Note 13, Preferred Shares in the Notes to Financial Statements for more information.

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets Applicable to Common Shareholders
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Preferred Shares Asset Coverage**	Portfolio Turnover Rate

$10.78	1.74%	$243,674	0.92	%*	1.21	%*	0.46	%*	0.75	%*	2.17	%*	$564,850	85%

10.74	10.74	148,737	0.72	*	1.87	*	0.11	*	1.26	*	2.73	*	486,130	96

10.78	4.95	10	1.42	*	1.71	*	0.96	*	1.25	*	2.94	*	564,850	85

10.78	1.37	104,952	1.67	*	1.96	*	1.21	*	1.50	*	1.95	*	564,850	85

10.74	0.98	44,330	1.47	*	2.62	*	0.86	*	2.01	*	2.12	*	486,130	96

SEMIANNUAL REPORT	JUNE 30, 2020	15

Statement of Assets and Liabilities PIMCO Flexible Municipal Income Fund

(Unaudited)

June 30, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$443,066

Financial Derivative Instruments
Over the counter	134
Receivable for investments sold	3,326
Receivable for Fund shares sold	1,386
Interest and/or dividends receivable	4,264
Reimbursement receivable from PIMCO	108
Other assets	19

Total Assets	452,303

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$19,357
Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value*	49,615
Variable Rate MuniFund Term Preferred Shares, at liquidation value**	24,478
Payable for investments purchased	7,709
Distributions payable to common shareholders	1,495
Overdraft due to custodian	514
Accrued management fees	263
Accrued servicing fees	62
Other liabilities	174

Total Liabilities	103,667

Net Assets Applicable to Common Shareholders	$348,636

Net Assets Applicable to Common Shareholders Consist of:

Par Value^	$0
Paid in capital in excess of par	340,532
Distributable earnings (accumulated loss)	8,104

Net Assets Applicable to Common Shareholders	$348,636

Institutional Class	$243,674
Class A-1	10
Class A-3	104,952

Common Shares Outstanding:

Institutional Class	22,615
Class A-1	1
Class A-3	9,740

Net Asset Value Per Common Share(a)

Institutional Class	$10.78
Class A-1	10.78
Class A-3	10.78

Cost of investments in securities	$426,510

* Includes unamortized debt issuance cost of	$385

** Includes unamortized debt issuance cost of	$522

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Operations PIMCO Flexible Municipal Income Fund

Six Months Ended June 30, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$5,327
Dividends	184
Total Income	5,511

Expenses:

Management fees	1,314
Distribution and/or servicing fees - Class A-3	295
Trustee fees and related expenses	4
Interest expense	817
Total Expenses	2,430
Waiver and/or Reimbursement by PIMCO	(520)
Net Expenses	1,910

Net Investment Income (Loss)	3,601

Net Realized Gain (Loss):

Investments in securities	(7,079)
Exchange-traded or centrally cleared financial derivative instruments	(2,326)
Over the counter financial derivative instruments	46

Net Realized Gain (Loss)	(9,359)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	12,381
Exchange-traded or centrally cleared financial derivative instruments	(241)
Over the counter financial derivative instruments	159

Net Change in Unrealized Appreciation (Depreciation)	12,299

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,541

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2020	17

Statements of Changes in Net Assets PIMCO Flexible Municipal Income Fund

(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)		Inception date through December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,601		$2,637
Net realized gain (loss)	(9,359)		982
Net change in unrealized appreciation (depreciation)	12,299		4,404

Net Increase (Decrease) in Net Assets Resulting from Operations	6,541		8,023

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,810)		(3,070)
Class A-1	(0	)(a)	—
Class A-3	(812)		(304)

Total Distributions to Common Shareholders(b)	(3,622)		(3,374)

Common Share Transactions*:

Receipts for shares sold	157,756		186,628
Issued as reinvestment of distributions	1,238		2,250
Cost of shares repurchased	(6,344)		(460)
Net increase (decrease) resulting from common share transactions	152,650		188,418

Total Increase (Decrease) in Net Assets Applicable to Common Shareholders:	155,569		193,067

Net Assets Applicable to Common Shareholders:

Beginning of period	193,067		0
End of period	$348,636		$193,067

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Common Shares Offering, in the Notes to Financial Statements.
(a)	Inception date of Class A-1 was May 26, 2020.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Cash Flows PIMCO Flexible Municipal Income Fund

Six Months Ended June 30, 2020 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$6,541

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(486,164)
Proceeds from sales of long-term securities	317,690
(Purchases) Proceeds from sales of short-term portfolio investments, net	(19,360)
(Increase) decrease in deposits with counterparty	422
(Increase) decrease in receivable for investments sold	(3,267)
(Increase) decrease in interest and/or dividends receivable	(2,417)
(Increase) decrease in reimbursement receivable from PIMCO	44
(Increase) decrease in other assets	(19)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(2,538)
Proceeds from (Payments on) over the counter financial derivative instruments	46
Increase (decrease) in payable for investments purchased	4,870
Increase (decrease) in accrued management fees	110
Increase (decrease) in accrued servicing fees	38
Increase (decrease) in other liabilities	(800)
Net Realized (Gain) Loss
Investments in securities	7,079
Exchange-traded or centrally cleared financial derivative instruments	2,326
Over the counter financial derivative instruments	(46)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(12,381)
Exchange-traded or centrally cleared financial derivative instruments	241
Over the counter financial derivative instruments	(159)
Net amortization (accretion) on investments	486
Amortization of debt issuance cost	(831)
Net Cash Provided by (Used for) Operating Activities	(188,089)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	157,765
Payments on shares repurchased	(6,344)
Increase (decrease) in overdraft due to custodian	514
Cash distributions paid*	(1,441)
Proceeds from tender option bond transactions	50,800
Payments on tender option bond transactions	(38,964)
Proceeds on Remarketable Variable Rate MuniFund Term Preferred Shares, Net	25,095
Proceeds on Variable Rate MuniFund Term Preferred Shares, Net	663
Net Cash Received from (Used for) Financing Activities	188,088

Net Increase (Decrease) in Cash and Foreign Currency	(1)

Cash and Foreign Currency:

Beginning of period	1
End of period	$0
* Reinvestment of distributions	$1,238

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$1,663

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO Flexible Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.1%

CORPORATE BONDS & NOTES 1.7%

BANKING & FINANCE 1.7%

Barclays PLC
8.000% due 06/15/2024 •(g)(i)	$800	$829

BNP Paribas S.A.
7.000% due 08/16/2028 •(g)(i)	1,300	1,412

Credit Agricole S.A.
7.875% due 01/23/2024 •(g)(i)	800	871

Credit Suisse Group AG
7.250% due 09/12/2025 •(g)(i)	800	823

ING Groep NV
5.750% due 11/16/2026 •(g)(i)	900	894

UBS Group AG
7.000% due 02/19/2025 •(g)(i)	930	1,027

Total Corporate Bonds & Notes (Cost $6,008)		5,856

MUNICIPAL BONDS & NOTES 115.6%

ALABAMA 1.8%

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
6.750% due 10/01/2046 (f)	1,000	974

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
7.750% due 10/01/2046 (f)	1,000	971
7.900% due 10/01/2050 (f)	4,000	3,876

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	500	517

		6,338

ARIZONA 1.2%

Arizona Industrial Development Authority Revenue Notes, Series 2020
4.000% due 07/01/2022	345	329

Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	3,000	3,984

		4,313

ARKANSAS 0.7%

Arkansas Development Finance Authority Revenue Bonds, Series 2019
4.500% due 09/01/2049	2,445	2,441

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CALIFORNIA 10.2%

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	$3,000	$3,215
5.000% due 08/01/2049	1,000	1,074

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (d)	5,200	887

California Health Facilities Financing Authority Revenue Bonds, Series 2011
3.000% due 03/01/2041	2,000	2,080

California Infrastructure & Economic Development Bank Revenue Notes, Series 2016
5.000% due 07/01/2026	2,000	2,215

California Municipal Finance Authority Revenue Bonds, Series 2020
5.000% due 07/01/2052	1,000	1,030

California Municipal Finance Authority Revenue Notes, Series 2019
4.000% due 07/15/2029	1,500	1,515

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.500% due 12/01/2058	2,500	2,702

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	4,605	4,638

Los Angeles Department of Airports, California Revenue Bonds, Series 2019
4.000% due 05/15/2049	4,430	4,928

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2039	1,000	1,276

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	2,500	2,767

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	3,000	3,126

Santa Clara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 07/01/2048	1,000	1,114

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2005
0.000% due 06/01/2045 (d)	5,000	875

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (d)	1,000	165
5.000% due 06/01/2031	500	643
5.000% due 06/01/2032	1,000	1,274

		35,524

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLORADO 0.6%

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	$1,000	$1,074

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2016
5.750% due 12/01/2036	1,000	1,044

		2,118

CONNECTICUT 3.0%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
4.000% due 05/01/2039	1,350	1,540
5.000% due 05/01/2035	1,500	1,919

Connecticut State General Obligation Bonds, Series 2019
5.000% due 04/15/2039	1,000	1,229

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	5,065	5,666

		10,354

FLORIDA 2.4%

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	1,000	1,203

Florida Development Finance Corp. Revenue Bonds, Series 2019
6.250% due 01/01/2049	1,000	891
6.500% due 01/01/2049	1,500	1,325

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,152

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2034 (d)	1,850	1,193

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2042 (d)	1,000	439
0.000% due 09/01/2045 (d)	1,850	710
4.000% due 07/01/2039	1,200	1,350

		8,263

GEORGIA 4.3%

Atlanta Department of Airport Passenger Facility Charge, Georgia Revenue Bonds, Series 2019
4.000% due 07/01/2040	4,000	4,473

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040	400	333

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Burke County, Georgia Development Authority Revenue Bonds, Series 2013
2.925% due 11/01/2053	$1,000	$1,049

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
4.125% due 11/01/2045	1,500	1,628

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	940	1,024

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
0.946% (0.67*US0001M + 0.830%) due 08/01/2048 ~	1,000	994

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,750	2,011

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	990	1,444

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
4.000% due 01/01/2049	2,000	2,161

		15,117

ILLINOIS 16.2%

Chicago Board of Education, Illinois General Obligation Bonds, (NPFGC Insured), Series 1998
0.000% due 12/01/2028 (d)	1,245	950

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	2,000	2,091

Chicago Board of Education, Illinois General Obligation Notes, Series 2019
0.000% due 12/01/2026 (d)	1,000	764

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2017
5.000% due 01/01/2052	1,000	1,146

Chicago O’Hare International Airport, Illinois Revenue Notes, Series 2013
5.000% due 01/01/2021	2,000	2,038

Chicago Park District, Illinois General Obligation Bonds, Series 2011
5.000% due 01/01/2026	1,280	1,338

Chicago, Illinois General Obligation Bonds, (NPFGC Insured), Series 1999
0.000% due 01/01/2027 (d)	1,000	775

Chicago, Illinois General Obligation Bonds, Series 2002
5.000% due 01/01/2024	1,915	2,023

Chicago, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2027	1,700	1,783
5.000% due 01/01/2036	1,000	1,050

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	21

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	$2,000	$2,261

Chicago, Illinois General Obligation Bonds, Series 2019
5.000% due 01/01/2039	1,000	1,082
5.500% due 01/01/2049	500	549

Chicago, Illinois General Obligation Bonds, Series 2020
5.000% due 01/01/2031	1,000	1,113

Chicago, Illinois Waterworks Revenue Bonds, Series 2014
4.000% due 11/01/2032	50	53

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	2,000	2,288

Illinois Finance Authority Revenue Bonds, Series 2017
5.125% due 02/15/2045	250	194

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2049	2,100	2,010

Illinois Finance Authority Revenue Bonds, Series 2020
4.000% due 08/15/2040	1,750	1,991

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,105	1,255

Illinois State General Obligation Bonds, Series 2014
5.250% due 02/01/2029	950	1,000

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	3,000	3,140
5.000% due 11/01/2027	3,530	3,878

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	1,500	1,590

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023	1,250	1,329
5.500% due 05/01/2030	1,000	1,142

Illinois State Revenue Bonds, Series 2011
5.000% due 06/15/2029	1,000	1,017

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,215	3,412

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2022	3,000	3,141

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2031	1,500	1,932

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 06/15/2035 (d)	2,000	1,109

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	$2,000	$2,697

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.957% due 01/01/2032	2,000	2,025

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	2,000	2,403

		56,569

INDIANA 2.1%

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	6,000	5,245

Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
5.000% due 11/15/2046	1,000	1,176

Indianapolis Local Public Improvement Bond Bank Revenue Notes, Series 2019
1.450% due 06/01/2021	1,000	1,000

		7,421

KENTUCKY 2.8%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	685	450

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,000	2,198
4.000% due 01/01/2049	2,500	2,756

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2035	1,000	1,099
4.000% due 11/01/2036	1,000	1,097

Owen County, Kentucky Revenue Bonds, Series 2019
2.450% due 06/01/2039	2,000	2,148

		9,748

LOUISIANA 3.5%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2036	2,000	2,395

Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
6.500% due 11/01/2035	1,000	1,014

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
0.000% due 10/01/2029 (f)	305	292

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	$300	$352
6.350% due 10/01/2040	2,200	2,584

Parish of St James, Louisiana Revenue Bonds, Series 2011
5.850% due 08/01/2041	2,500	2,713

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	2,750	2,691

		12,041

MAINE 0.1%

Finance Authority of Maine Revenue Bonds, Series 2019
5.250% due 06/15/2034 ^(b)	500	275

MARYLAND 0.4%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,080	1,279

MASSACHUSETTS 0.5%

Massachusetts School Building Authority Revenue Bonds, Series 2019
5.000% due 02/15/2044	1,500	1,883

MICHIGAN 1.3%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	500	637

Flint Hospital Building Authority, Michigan Revenue Bonds, Series 2010
7.375% due 07/01/2035	2,670	2,670

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (d)	12,000	1,388

		4,695

MINNESOTA 0.3%

St Paul Park, Minnesota Revenue Bonds, Series 2018
5.000% due 05/01/2053	1,000	1,009

MISSOURI 0.3%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2049	1,000	1,105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW HAMPSHIRE 1.3%

New Hampshire Business Finance Authority Revenue Bonds, Series 2019
2.000% due 06/01/2049	$2,000	$2,003

New Hampshire Business Finance Authority Revenue Notes, Series 2019
2.150% due 09/01/2025	1,000	1,024

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2020
5.000% due 08/01/2059	1,000	1,440

		4,467

NEW JERSEY 4.5%

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	1,085	1,232

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	500	519

New Jersey Economic Development Authority Revenue Notes, Series 2017
5.000% due 06/15/2027	1,450	1,659

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.969% due 09/01/2026	4,750	5,621

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2045	1,000	1,219

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2032 (d)	2,000	1,250

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	2,770	3,043
5.250% due 06/01/2046	1,000	1,166

		15,709

NEW YORK 15.3%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
0.666% (0.67*US0001M + 0.550%) due 11/01/2041 ~	1,000	943

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.936% (0.67* US0001M + 0.820%) due 11/01/2026 ~	2,000	1,923

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
4.000% due 07/01/2020	1,000	1,000

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	23

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
4.000% due 02/01/2022	$1,500	$1,538
5.000% due 02/01/2023	1,030	1,092

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,000	1,122

New York City Housing Development Corp. Revenue Bonds, Series 2014
4.500% due 02/15/2048	3,500	3,645

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 11/01/2037	1,000	1,170
5.000% due 05/01/2037	1,120	1,416

New York County, New York Tobacco Trust V Revenue Bonds, Series 2005
0.000% due 06/01/2055 (d)	16,000	806

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	4,000	4,152

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	2,600	3,013
4.000% due 11/15/2060	1,500	1,732

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2029	850	1,097

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	1,500	1,773

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 02/15/2040	500	584

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	3,000	3,399

New York State Thruway Authority Revenue Bonds, Series 2020
3.000% due 01/01/2048	1,000	1,034

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2042	1,000	1,238

New York Transportation Development Corp. Revenue Bonds, Series 2016
5.000% due 08/01/2031	3,500	3,506

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	1,080	1,159
5.000% due 01/01/2036	500	536

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.250% due 08/01/2031	3,000	3,102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	$2,000	$2,121

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	1,325	1,525

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
4.000% due 11/01/2059	2,000	2,197

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2008
0.000% due 06/01/2048 (d)	15,000	1,238

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2035	1,000	1,204

TSASC Inc, New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	1,250	1,272

TSASC Inc, New York Revenue Notes, Series 2017
5.000% due 06/01/2022	1,790	1,917

Yonkers Economic Development Corp., New York Revenue Bonds, Series 2019
5.000% due 10/15/2054	930	949

		53,403

NORTH CAROLINA 6.1%

Charlotte, North Carolina Airport Special Facilities Revenue Bonds, Series 2019
5.000% due 07/01/2034	1,135	1,393

North Carolina Medical Care Commission Revenue Bonds, Series 2020
4.000% due 07/01/2049	5,000	5,570
4.000% due 11/01/2052 (h)	10,800	12,030

North Carolina Turnpike Authority Revenue Bonds, Series 2019
0.000% due 01/01/2040 (d)	1,000	587
0.000% due 01/01/2042 (d)	1,500	816
4.000% due 01/01/2055	1,000	1,033

		21,429

OHIO 6.2%

Adams County, Ohio Revenue Bonds, Series 2019
6.900% due 10/01/2049	2,500	2,557

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (d)	25,000	3,477
4.000% due 06/01/2048	2,500	2,706
5.000% due 06/01/2055	5,215	5,500

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2044	1,000	940

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	$1,000	$1,010

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	1,000	1,016

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	1,000	1,009

Ohio Air Quality Development Authority Revenue Notes, Series 2019
3.250% due 09/01/2029	2,000	2,060

Ohio State Revenue Bonds, Series 2016
5.000% due 12/01/2031	1,000	1,229

		21,504

OKLAHOMA 0.9%

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2035	1,000	1,040

Oklahoma Development Finance Authority Revenue Notes, Series 2020
1.625% due 07/06/2023	2,000	1,988

		3,028

OREGON 1.8%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2020
5.375% due 11/15/2055	750	761

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031 ^(b)	400	275

Salem-Keizer School District No 24J, Oregon General Obligation Bonds, Series 2020
0.000% due 06/15/2040 (a)(d)	4,000	2,387
0.010% due 06/15/2033 (a)(f)	2,200	2,827

		6,250

PENNSYLVANIA 5.8%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	2,000	2,025

Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2020
5.000% due 02/01/2040	1,000	1,147

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	1,000	1,091

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050 (h)	10,000	11,145

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	$2,000	$2,168

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2015
5.000% due 12/31/2022	1,000	1,078

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 09/01/2045	1,000	1,106

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	500	513

		20,273

PUERTO RICO 8.4%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2001
5.125% due 07/01/2031 ^(b)	1,500	1,050

Commonwealth of Puerto Rico General Obligation Bonds, Series 2003
5.000% due 07/01/2033 ^(b)	1,425	999

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(b)	1,000	630
5.500% due 07/01/2039 ^(b)	1,000	656

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(b)	1,500	904

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040 ^(b)	5,300	3,538

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series 2012
5.250% due 07/01/2042	1,000	1,022

Puerto Rico Commonwealth Government Employees Retirement System Revenue Bonds, Series 2008
6.150% due 07/01/2038 ^(b)	1,000	192

Puerto Rico Convention Center District Authority Revenue Bonds, (AGC Insured), Series 2006
4.500% due 07/01/2036	1,500	1,500

Puerto Rico Electric Power Authority Revenue Bonds, Series 2007
5.000% due 07/01/2032 ^(b)	1,345	938

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
5.250% due 07/01/2021 ^(b)	235	165
5.250% due 07/01/2022 ^(b)	600	420
5.250% due 07/01/2023 ^(b)	3,540	2,474
5.250% due 07/01/2027 ^(b)	500	350
5.250% due 07/01/2030 ^(b)	300	210

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	25

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Electric Power Authority Revenue Bonds, Series 2012
5.000% due 07/01/2029 ^(b)	$335	$234

Puerto Rico Electric Power Authority Revenue Notes, Series 2010
5.000% due 07/01/2020 ^(b)	600	417

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (d)	24,839	5,073
5.000% due 07/01/2058	1,600	1,677

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	750	755
4.550% due 07/01/2040	1,450	1,482
4.784% due 07/01/2058	4,490	4,641

		29,327

RHODE ISLAND 0.1%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (d)	1,700	258

SOUTH CAROLINA 3.4%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2018
5.000% due 11/01/2048	2,000	2,359

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
4.000% due 12/01/2044 (h)	5,000	5,644
5.000% due 12/01/2046	2,000	2,455

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.784% due 12/01/2041	1,000	1,336

		11,794

TENNESSEE 1.4%

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	1,000	869

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2017
4.000% due 05/01/2048	1,000	1,077

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2018
4.000% due 11/01/2049	2,500	2,833

		4,779

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 5.4%

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
7.000% due 03/01/2039	$1,000	$1,014
9.000% due 03/01/2039	2,600	2,921

Central Texas Turnpike System Revenue Bonds, Series 2015
5.000% due 08/15/2042	1,000	1,080

Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2014
5.250% due 11/01/2026	1,000	1,129

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2020
4.000% due 10/01/2049	3,000	3,466

Houston, Texas Airport System Revenue Notes, Series 2020
5.000% due 07/15/2027	2,500	2,591

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
5.000% due 12/01/2054	250	255

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	250	258

Port Beaumont Navigation District, Texas Revenue Notes, Series 2020
6.000% due 01/01/2025	1,000	996

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2019
1.750% due 12/01/2045	1,500	1,533

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 12/31/2033	3,000	3,669

		18,912

VIRGINIA 0.3%

Amelia County, Virginia Industrial Development Authority Revenue Bonds, Series 2002
3.000% due 04/01/2027	1,000	1,012

WASHINGTON 1.6%

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	3,000	3,238
5.000% due 08/01/2049	2,000	2,307

		5,545

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (d)	13,500	681

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.2%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
7.000% due 01/01/2050	$1,000	$921

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048	2,000	1,735

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054	1,500	1,346

		4,002

Total Municipal Bonds & Notes (Cost $386,379)		402,866

	SHARES
MUTUAL FUNDS 2.4%

BlackRock MuniHoldings California Quality Fund, Inc.	44,466	628

BlackRock MuniHoldings Quality Fund, Inc.	20,390	248

BlackRock MuniYield California Fund, Inc.	21,277	296

BlackRock MuniYield California Quality Fund, Inc.	29,451	408

BlackRock New York Municipal Income Trust	40,759	551

Nuveen California Quality Municipal Income Fund	154,979	2,212

Nuveen Municipal Credit Income Fund	150,880	2,227

Nuveen Quality Municipal Income Fund	126,312	1,771

Total Mutual Funds (Cost $8,009)		8,341

PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%

Bank of America Corp.
5.875% due 03/15/2028 •(g)	1,040,000	1,065

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(g)	800,000	770
6.100% due 10/01/2024 •(g)	1,000,000	1,025

Total Preferred Securities (Cost $3,004)		2,860

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.6%

SHORT-TERM NOTES 6.4%

Federal Home Loan Bank
0.091% due 07/17/2020 (d)(e)	$1,300	$1,300
0.139% due 08/21/2020 (d)(e)	19,000	18,996

Suffolk County, New York General Obligation Notes, Series 2020
5.000% due 03/19/2021	2,000	2,047

		22,343

U.S. TREASURY BILLS 0.2%
0.112% due 07/30/2020 (c)(d)	800	800

Total Short-Term Instruments (Cost $23,110)		23,143

Total Investments in Securities (Cost $426,510)		443,066

Total Investments 127.1% (Cost $426,510)		$443,066

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (14.2)%		(49,615)

Variable Rate MuniFund Term Preferred Shares, at liquidation value (7.0)%		(24,478)

Financial Derivative Instruments (j) 0.0% (Cost or Premiums, net $0)		134

Other Assets and Liabilities, net (5.9)%		(20,471)

Net Assets Applicable to Common Shareholders 100.0%		$348,636

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	27

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Security becomes interest bearing at a future date.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(i)	Contingent convertible security.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BYL	Receive	New Jersey Economic Development Authority «	N/A	0.835% (1-Month USD-LIBOR plus a specified spread)	Semi-Annual	03/15/2021	$	3,000	$0	$134	$134	$0

Total Swap Agreements									$0	$134	$134	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BYL	$0	$0	$134	$134	$0	$0	$0	$0	$134	$0	$134

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2020

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$0	$0	$134	$134

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,326)	$(2,326)

Over the counter
Swap Agreements	$0	$0	$0	$0	$46	$46

	$0	$0	$0	$0	$(2,280)	$(2,280)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(241)	$(241)

Over the counter
Swap Agreements	$0	$0	$0	$0	$159	$159

	$0	$0	$0	$0	$(82)	$(82)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	29

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

(Unaudited)

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,856	$0	$5,856
Municipal Bonds & Notes
Alabama	0	6,338	0	6,338
Arizona	0	4,313	0	4,313
Arkansas	0	2,441	0	2,441
California	0	35,524	0	35,524
Colorado	0	2,118	0	2,118
Connecticut	0	10,354	0	10,354
Florida	0	8,263	0	8,263
Georgia	0	15,117	0	15,117
Illinois	0	56,569	0	56,569
Indiana	0	7,421	0	7,421
Kentucky	0	9,748	0	9,748
Louisiana	0	12,041	0	12,041
Maine	0	275	0	275
Maryland	0	1,279	0	1,279
Massachusetts	0	1,883	0	1,883
Michigan	0	4,695	0	4,695
Minnesota	0	1,009	0	1,009
Missouri	0	1,105	0	1,105
New Hampshire	0	4,467	0	4,467
New Jersey	0	15,709	0	15,709
New York	0	53,403	0	53,403
North Carolina	0	21,429	0	21,429
Ohio	0	21,504	0	21,504
Oklahoma	0	3,028	0	3,028
Oregon	0	6,250	0	6,250
Pennsylvania	0	20,273	0	20,273
Puerto Rico	0	29,327	0	29,327
Rhode Island	0	258	0	258
South Carolina	0	11,794	0	11,794
Tennessee	0	4,779	0	4,779
Texas	0	18,912	0	18,912
Virginia	0	1,012	0	1,012
Washington	0	5,545	0	5,545
West Virginia	0	681	0	681
Wisconsin	0	4,002	0	4,002
Mutual Funds	8,341	0	0	8,341
Preferred Securities
Banking & Finance	0	2,860	0	2,860
Short-Term Instruments
Short-Term Notes	0	22,343	0	22,343
U.S. Treasury Bills	0	800	0	800
Total Investments	$8,341	$434,725	$0	$443,066

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$134	$134
Total Financial Derivative Instruments	$0	$0	$134	$134
Totals	$8,341	$434,725	$134	$443,200

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

June 30, 2020

1. ORGANIZATION

PIMCO Flexible Municipal Income Fund (the “Fund”) is organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Massachusetts business trust on November 20, 2017 and commenced operations March 15, 2019. The Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund”. The Fund currently has four separate classes of Common Shares: Institutional Class, Class A-1, Class A-2 and Class A-3. The Fund currently offers Institutional Class, Class A-1 and Class A-3 Common Shares only. Institutional Class and Class A-3 Common Shares are sold at their offering price, which is net asset value (“NAV”) per share. The Fund is not offering Class A-2 Common Shares for sale at this time. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1 and Class A-3 Shares are primarily offered and sold to retail investors by broker-dealers which are members of FINRA and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Prior to August 28, 2019, Class A-2 and Class A-3 Common Shares were designated Class A-1 and Class A-2 Common Shares, respectively. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on

SEMIANNUAL REPORT	JUNE 30, 2020	31

Notes to Financial Statements (Cont.)

investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions — Common Shares  Distributions from net investment income, if any, are declared daily and distributed to shareholders quarterly. At least annually, the Fund also intends to distribute to shareholders their pro rata share of any available net capital gain and taxable ordinary income, if any. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among

32	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2020

other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes

SEMIANNUAL REPORT	JUNE 30, 2020	33

Notes to Financial Statements (Cont.)

obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments. The Fund’s investments in closed-end management investment companies are valued at the market price of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S.) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not

34	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2020

exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

SEMIANNUAL REPORT	JUNE 30, 2020	35

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

36	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2020

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Mutual Funds  The Fund may invest up to 5% of its total assets in securities of other closed-end investment companies that invest primarily in municipal bonds and other municipal securities of the types in which the Fund may invest directly (“Acquired Funds”). A copy of each Acquired Fund’s shareholder report is available at the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

SEMIANNUAL REPORT	JUNE 30, 2020	37

Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal

38	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2020

bonds to a TOB Trust into which the Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by the Fund provides the Fund with the right to: (i) cause the holders of the TOB Floater to tender their notes at par, and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of the Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

The Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to the Fund. The Fund typically invests the cash received in additional municipal bonds. The Fund accounts for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and accounts for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Fund’s Statement of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the

SEMIANNUAL REPORT	JUNE 30, 2020	39

Notes to Financial Statements (Cont.)

Fund on an accrual basis and is shown as interest on the Statement of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statement of Operations.

The Fund may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

For the period ended June 30, 2020, the Fund’s average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Average Leverage Outstanding (000s)	Weighted Average Interest Rate*

$9,459	1.77%

*	Annualized

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, the Fund pays or receives cash or other eligible assets equal to the daily change in

40	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2020

the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s

SEMIANNUAL REPORT	JUNE 30, 2020	41

Notes to Financial Statements (Cont.)

prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to over the counter swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund will cover its commitment

42	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2020

under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted, including when the Fund has entered into a contractual arrangement with a third party futures commission merchant or counterparty that requires cash settlement), the Fund is permitted to segregate or “earmark” liquid assets equal to the Fund’s daily mark-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value (i.e. the market value of the reference asset underlying the forward or derivative). By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to utilize such instruments to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of the instrument.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks associated with investment in the Fund are listed below.

Please see “Principal Risks of the Fund” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For

SEMIANNUAL REPORT	JUNE 30, 2020	43

Notes to Financial Statements (Cont.)

derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Illinois State-Specific Risk   is the risk that by concentrating its investments in Illinois Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of Illinois issuers to pay interest or repay principal

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

44	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2020

Market Risk  is the risk that the market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Manager will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Manager and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Municipal Bond Risk  is the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, the Fund maybe affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely affect the Fund’s after-tax returns.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding

SEMIANNUAL REPORT	JUNE 30, 2020	45

Notes to Financial Statements (Cont.)

portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Structured Investments Risk  is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Fund’s performance.

46	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2020

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks

SEMIANNUAL REPORT	JUNE 30, 2020	47

Notes to Financial Statements (Cont.)

resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements

48	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2020

maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to an investment management agreement between the Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.75% of the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, tender option bonds, borrowings and

SEMIANNUAL REPORT	JUNE 30, 2020	49

Notes to Financial Statements (Cont.)

preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls, tender option bonds and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. Furthermore, to the extent applicable, assets attributable to tender option bonds would be included as assets irrespective of whether or not they are included as assets for financial reporting purposes. However, to the extent the Fund does not contribute municipal bonds to a tender option bond trust but holds residual interests issued by such trust, the tender option bonds outstanding would not be included in the calculation of “total managed assets”. Pursuant to the Investment Management Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished all supervisory and administrative and other services reasonably necessary for the operation of the Fund, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (the “Distributor”) of the Fund’s shares.

The Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2 and Class A-3 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares, Class A-2 Common Shares or Class A-3 Common Shares, as applicable. The Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

Management Fee(1)	Distribution and/or Servicing Fee(2)

All Classes	Institutional Class	Class A-1	Class A-2	Class A-3

0.75%	N/A	0.50%	0.50%*	0.75%

*	As of the date of this report, Class A-2 Common Shares are not being offered.
(1)	Calculated as a percentage of the Fund’s average daily “total managed assets” attributable to each class.
(2)	Calculated as a percentage of the Fund’s average daily net assets attributable to the applicable class.

(c) Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates;

50	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2020

(ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Fund who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for

SEMIANNUAL REPORT	JUNE 30, 2020	51

Notes to Financial Statements (Cont.)

which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), as well as the Fund and PIMCO Flexible Credit Income Fund (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Interval Funds and the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees (other than Mr. Kittredge) also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. The Fund pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates.

(d) Expense Limitation  PIMCO has contractually agreed, through May 2, 2021, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.10% of the Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Fund at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed 0.10% of average net assets; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. For the period ended June 30, 2020, the remaining recoverable amounts to PIMCO are disclosed in the table below (in thousands†).

Expiring within
12 months	13-24 months	25-36 months	Total

$0	$472	$17	$489

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Management Fee Waiver Agreement, PIMCO contractually agreed, through December 31, 2019, to waive 100% of the management fees it is entitled to receive from the Fund pursuant to the Investment Management Agreement. The Management Fee Waiver Agreement terminated on December 31, 2019. Pursuant to a separate Management Fee Waiver Agreement, PIMCO contractually agreed, from January 1, 2020 through May 2, 2021, to waive 50% of the management fees it is entitled to receive from the Fund pursuant to the Investment Management Agreement. PIMCO’s waiver of management fees under the Management Fee Waiver Agreements are applied first and independently of PIMCO’s obligations under the Expense Limitation Agreement (such that amounts waived pursuant to the Management Fee Waiver Agreements shall not be applied to reduce any waiver or reimbursement obligations PIMCO has under the Expense Limitation Agreement). PIMCO may not seek reimbursement from the Fund with respect to the Management

52	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2020

Fees waived pursuant to the Management Fee Waiver Agreements. The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, the amount was $661,203.

(e) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Fund’s assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$0	$465,596	$289,173

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. PREFERRED SHARES

The Fund issued a series of Variable Rate MuniFund Term Preferred Shares, Series 2022, on June 17, 2019 (the “VMTP Shares”), a series of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”), Series 2049-A, on November 18, 2019 and a series of RVMTP Shares, Series 2050-A, on April 20, 2020 (together with the VMTP Shares, the “Preferred Shares”). In the Fund’s

SEMIANNUAL REPORT	JUNE 30, 2020	53

Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities, the Preferred Shares’ aggregate liquidation preference is shown as a liability since they are considered debt of the issuer. Costs directly related to the issuance of the VMTP Shares and each series of RVMTP Shares are considered debt issuance costs and are being amortized into interest expense over the life of the VMTP Shares and RVMTP Shares, respectively. The liquidation value of the Preferred Shares in the Fund’s Statement of Assets and Liabilities is shown as a liability and represents their liquidation preference, which approximates fair value of the shares and is considered level 2 under the fair value hierarchy, less any unamortized debt issuance costs. The Fund can redeem, in whole or in part, the VMTP Shares or the RVMTP Shares at their liquidation preference of $100,000 per share plus any accumulated, unpaid dividends, plus an optional redemption premium for certain optional redemptions that occur within one year of the issuance date of the VMTP Shares or RVMTP Shares, respectively. No Preferred Shares were redeemed during the period ended June 30, 2020. The VMTP Shares are subject to a mandatory term redemption date of June 17, 2022, subject to the Fund’s right to extend the term with the consent of the holders of the VMTP Shares. The RVMTP Shares are subject to a mandatory term redemption date of November 18, 2049 (for Series 2049-A) and April 20, 2050 (for Series 2050-A), subject to the Fund’s right to extend the term with the consent of the holders of each series of RVMTP Shares. There is no assurance that the term of the VMTP Shares or the RVMTP Shares will be extended.

The Fund, at its option, may designate special terms applicable to all of the outstanding RVMTP Shares for a certain period (a “Special Terms Period”) pursuant to a notice of special terms. Such special terms may differ from those provided in the current governing documents of the RVMTP Shares and may include, without limitation, changes to the dividend rate, dividend payment dates and redemption provisions; provided that such special terms do not affect the parity ranking of the RVMTP Shares to any other class or series of Preferred Shares then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation, or winding up of the affairs of the Fund. No Special Terms Period with respect to a series of RVMTP Shares will become effective unless certain conditions are satisfied, including that all of the RVMTP Shares in such series are remarketed (except with respect to any RVMTP Shares whose holders have elected to retain their RVMTP Shares for the Special Terms Period) and that the Special Terms Period has been approved by all of the holders of the RVMTP Shares. A Special Terms Period will not become effective before the 12-month anniversary of the date of original issue of the applicable series of RVMTP Shares. The Fund did not declare a Special Terms Period during the period ended June 30, 2020.

In addition, with respect to each series of RVMTP Shares, a “Mandatory Tender Event” will occur on each date that is (i) 20 business days before each three-year anniversary of the date of original issue of such series of RVMTP Shares, (ii) the date the Fund delivers a notice designating a Special Terms Period, and (iii) 20 business days before the end of a Special Terms Period (provided that no subsequent Special Terms Period is designated). Upon the occurrence of a Mandatory Tender Event, all RVMTP Shares will be subject to mandatory tender (subject to the holders’ election to retain their RVMTP Shares) and the Fund will issue or cause to be issued a notice of mandatory tender to the holders of the RVMTP Shares for remarketing on the Mandatory Tender Date. If any RVMTP Shares subject to a Mandatory Tender Event upon a three-year anniversary of the date of original issue of the RVMTP Shares or upon the end of a Special Terms Period (each, an “RVMTP Share Early Term Redemption Date”) have not been either retained by the holders or remarketed by the Mandatory Tender Date, the Fund will redeem such RVMTP Shares on the RVMTP Share Early Term Redemption Date.1 No Mandatory Tender Event occurred during the period ended June 30, 2020.

54	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2020

Dividends paid with respect to the Preferred Shares, which are payable monthly, are treated as interest expense, are accrued daily and are reflected as a component of interest expense in the Statement of Operations. For the period ended June 30, 2020, the average amount of the VMTP Shares and RVMTP Shares outstanding, interest expense related to the dividends paid to VMTP Shares and RVMTP Shares and the daily weighted average interest rate (calculated from issuance date), including issuance costs, can be found in the table below:

	Average Shares Outstanding	Interest Expense†	Weighted Average Interest Rate*[2]
Series 2022 VMTP Shares	250	$359	2.88%
Series 2049-A RVMTP Shares	250	302	2.42
Series 2050-A RVMTP Shares	250	70	1.43

†	Amounts in thousands. A zero balance may reflect actual amounts rounding to less than one thousand.
*	The rate presented is inclusive of the amortized debt issuance cost. As a result, the rate shown may not fall into the range presented in the table below.
[1]

With respect to the Mandatory Tender Events described in clauses (i), (ii) and (iii) above, the corresponding “Mandatory Tender Date” means, respectively: (i) the date that is the corresponding three-year anniversary of the date of original issue of such series of RVMTP Shares, (ii) the date on which the related Special Terms Period becomes effective, and (iii) the last day of the related Special Terms Period (subject, in each case, to the holders’ election to retain their RVMTP Shares).

[2]	Annualized

The Fund is subject to certain limitations and restrictions while the VMTP Shares or the RVMTP Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of the Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends and other distributions. Any resulting suspension of payment of common share dividends may result in a tax penalty for the Fund and, in certain circumstances, the loss of treatment as a regulated investment company. Any such mandatory redemption will be conducted on a pro rata basis among each series of the Preferred Shares and any other preferred shares of the Fund outstanding based upon the proportion that the aggregate liquidation preference of any series bears to the aggregate liquidation preference of all outstanding series of the Fund’s preferred shares. Under the terms of purchase agreements between the Fund and the investors in the Preferred Shares, the Fund is subject to various investment requirements while the Preferred Shares are outstanding. These requirements may be more restrictive than those to which the Fund is otherwise subject in accordance with its investment objectives and policies. In addition, the Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the Preferred Shares, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Act.

The Fund is required to maintain certain asset coverage with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act, including the Preferred Shares, as set forth in the Fund’s governing documents and the Act. One such requirement under the Act is that the Fund is not permitted to declare or pay common share dividends unless immediately thereafter the Fund has a minimum asset coverage ratio of 200% with respect to all outstanding senior securities

SEMIANNUAL REPORT	JUNE 30, 2020	55

Notes to Financial Statements (Cont.)

of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. The asset coverage ratio is reported in the Financial Highlights.

Holders of preferred shares of the Fund, who are entitled to one vote per share, including holders of Preferred Shares, generally vote together as one class with the common shareholders of the Fund, but preferred shareholders vote separately as a class to elect two Trustees of the Fund, as required by the Act, and on certain matters adversely affecting the rights of preferred shareholders. Under the 1940 Act, preferred shareholders, including holders of the Preferred Shares, are also entitled to elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years.

The dividend rates paid on the Preferred Shares are determined over the course of a seven-day period, which generally commences each Thursday and ends the following Wednesday (the “Rate Period”). The dividends per share for the VMTP Shares for a given Rate Period are dependent on the VMTP Share dividend rate for that Rate Period (the “VMTP Share Dividend Rate”). The VMTP Share Dividend Rate is equal to the greater of (i) the sum of the Index Rate1 plus the Applicable Spread2 for the Rate Period, and (ii) the sum of the product of the Index Rate multiplied by the Applicable Multiplier3 for such Rate Period plus 1.00%. The dividend per VMTP Share for the Rate Period is then determined as described in the table below.4 The dividends per share for the RVMTP Shares for a given Rate Period are dependent on the RVMTP Share dividend rate for that Rate Period (the “RVMTP Share Dividend Rate”). The RVMTP Share Dividend Rate is equal to the greater of (i) the sum of the Index Rate1 plus the Applicable Spread2 for the Rate Period plus the “Failed Remarketing Spread5, and (ii) the sum of (a) the product of the Index Rate multiplied by the Applicable Multiplier3 for such Rate Period plus (b) 1.00% plus (c) the Failed Remarketing Spread. The dividend per RVMTP Share for the Rate Period is then determined as described in the table below.4

	Dividend Rate		Rate Period Fraction		Preferred Shares Liquidation Preference		Dividend

			Number of days in the Rate Period (or a part thereof)

Series 2022 VMTP Shares	VMTP Share Dividend Rate	x	Divided by	x	100,000	=	Dividends per VMTP Share

			Total number of days in the year

			Number of days in the Rate Period (or a part thereof)

Series 2049-A RVMTP Shares	RVMTP Share Dividend Rate	x	Divided by	x	100,000	=	Dividends per RVMTP Share

			Total number of days in the year

			Number of days in the Rate Period (or a part thereof)

Series 2050-A RVMTP Shares	RVMTP Share Dividend Rate	x	Divided by	x	100,000	=	Dividends per RVMTP Share

			Total number of days in the year

[1]

The Index Rate is determined by reference to a weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes, generally the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA Municipal Swap Index”); provided, however, if the SIFMA Municipal Swap Index is less than zero (0), the SIFMA Municipal Swap Index will be deemed to be zero (0) for purposes of the determination of the Index Rate.

56	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2020

[2]

The Applicable Spread for a Rate Period is a percentage per year that is based on the long term rating most recently assigned by the applicable ratings agency to the VMTP Shares or the RVMTP Shares, as applicable.

[3]

The Applicable Multiplier for a Rate Period is a percentage that is based on the long term rating most recently assigned by the applicable ratings agency to the VMTP Shares or the RVMTP Shares, as applicable.

[4]	The Dividend Rate will in no event exceed 15% per year.
[5]

The Failed Remarketing Spread with respect to a series of RVMTP Shares means (i) for so long as two or more Failed Remarketings have not occurred, 0%, and (ii) 0.15% multiplied by the number of Failed Remarketings that have occurred after the first Failed Remarketing. A “Failed Remarketing”, with respect to a series of RVMTP Shares, will occur if any RVMTP Shares in such series subject to a Mandatory Tender Event due to the Fund designating a Special Terms Period have not been either retained by the holders or successfully remarketed by the Mandatory Tender Date.

For the period ended June 30, 2020, the annualized dividend rate on the VMTP and each series of the RVMTP Shares ranged from:

	Shares Issued and Outstanding	High	Low	As of June 30, 2020

Series 2022 VMTP Shares	250	6.200%	1.110%	1.130%

Series 2049-A RVMTP Shares	250	6.200%	1.110%	1.130%

Series 2050-A RVMTP Shares	250	1.290%	1.180%	1.200%

14. COMMON SHARES OFFERING

The Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2020				Inception date through 12/31/2019
	Shares		Amount		Shares	Amount

Receipts for shares sold

Institutional Class	9,181		$97,525		13,686	$142,382

Class A-1	1	(a)	10	(a)	N/A	N/A

Class A-3	5,675		60,221		4,129	44,246

Issued as reinvestment of distributions

Institutional Class	117		1,238		211	2,250

Class A-1	0	(a)	0	(a)	N/A	N/A

Class A-3	0		0		0	0

Cost of shares repurchased

Institutional Class	(537)		(5,670)		(43)	(460)

Class A-1	0	(a)	0	(a)	N/A	N/A

Class A-3	(64)		(674)		(0)	(0)

Net increase (decrease) resulting from Fund share transactions	14,373		$152,650		17,983	$188,418

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class A-1 was May 26, 2020.

As of June 30, 2020, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 13% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Fund or Adviser.

SEMIANNUAL REPORT	JUNE 30, 2020	57

Notes to Financial Statements (Cont.)

15. REPURCHASE OFFERING

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund currently expects to conduct quarterly repurchase offers for 10% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s prospectus). In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.

58	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2020

During the period ended June 30, 2020, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

February 5, 2020
Institutional Class	10%	291,819	1.65%
Class A-3	10	23,365	0.41

May 5, 2020
Institutional Class	10	218,727	1.01
Class A-3	10	29,327	0.33

16. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of June 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	JUNE 30, 2020	59

Notes to Financial Statements (Cont.)

(Unaudited)

June 30, 2020

As of its last fiscal year ended December 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$426,614	$20,767	$(4,181)	$16,586

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

60	PIMCO INTERVAL FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BYL	Barclays Bank PLC London Branch

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
US0001M	1 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	PSF	Public School Fund
AGM	Assured Guaranty Municipal	Q - SBLF	Qualified School Bond Loan Fund
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
BABs	Build America Bonds	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	JUNE 30, 2020	61

Change to Board of Trustees

(Unaudited)

Effective June 11, 2020, the Board of Trustees appointed Mr. Joseph B. Kittredge, Jr. to the Board as a Trustee of the Fund.

62	PIMCO INTERVAL FUNDS

Approval of Investment Management Agreement

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of PIMCO Flexible Municipal Income Fund (the “Fund”), voting separately, annually approve any continuation of the Amended and Restated Investment Management Agreement between the Fund and Pacific Investment Management Company LLC (“PIMCO”) (the “Agreement”). At a meeting held by videoconference1 on June 11, 2020 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of the Agreement for an additional one-year period commencing on August 1, 2020.

In addition to the Approval Meeting, the annual contract review process with respect to the Agreement also involved multiple planning discussions and meetings of the Contracts Committee of the Board (the “Committee”) (the Approval Meeting, together with such planning discussions and Committee meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from Fund management attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in evaluating the Agreement.

In connection with their deliberations regarding the proposed continuation of the Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreement. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreement.

In evaluating the Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Fund. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on the net asset value of the Fund’s Institutional Class Common Shares and distribution yield, use of leverage, portfolio risk, and other portfolio information for the

1 The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

SEMIANNUAL REPORT	JUNE 30, 2020	63

Approval of Investment Management Agreement (Cont.)

Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed the Fund based on a number of factors, including fees/expenses, performance, distribution yield, and risk-based factors. Due to the market volatility stemming from the COVID-19 pandemic, the Trustees also requested, received and reviewed summaries updated as of April 30, 2020. They also considered, among other information, performance based on net asset value (both absolute and compared against its Broadridge Performance Universe (as defined below)), investment objective and strategy, portfolio managers, assets under management, outstanding leverage, annual fund operating expenses, total expense ratio and management fee comparisons between the Fund and its Broadridge Expense Group (as defined below) and trends in estimated profitability to PIMCO from its advisory relationship with the Fund.

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Fund, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Fund. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Fund; information regarding the Fund’s use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems, of PIMCO. The Trustees also considered actions taken by PIMCO to manage the impact on the Fund and its portfolio holdings of recent market volatility.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Fund beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and ability to comply with the investment policies of the Fund; the compliance programs and risk controls of PIMCO; the specific contractual obligations of PIMCO pursuant to the Agreement; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Fund; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by

64	PIMCO INTERVAL FUNDS

(Unaudited)

the Fund, including the covenants and restrictions imposed by certain forms of leverage such as the Fund’s preferred shares; and conditions that might affect PIMCO’s ability to provide high-quality services to the Fund in the future under the Agreement, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Fund. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Fund’s various outside service providers, including its negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Trustees also considered PIMCO’s effective operation and implementation of its business continuity plan in response to the COVID-19 pandemic and government-mandated restrictions and its oversight of the service providers’ business continuity during this period.

The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and PIMCO would otherwise be able to continue to provide investment and non-investment services to the Fund of an appropriate extent and quality.

Fee and Expense Information

In assessing the reasonableness of the Fund’s fees and expenses under the Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to information about other funds provided by Broadridge Financial Solutions, Inc. (“Broadridge”), including the management fees and other expenses of a smaller sample of comparable funds with different investment advisers identified by Broadridge (its “Broadridge Expense Group”) as well as of a larger sample of comparable funds identified by Broadridge (its “Broadridge Expense Universe”). The total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. Comparative fees/expenses reviewed by the Trustees are discussed below. The fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees considered that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Group and Broadridge Expense Universe.

The Trustees considered that PIMCO has entered into an expense limitation agreement with the Fund pursuant to which PIMCO has contractually agreed, through May 2, 2021, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.10% of the Fund’s

SEMIANNUAL REPORT	JUNE 30, 2020	65

Approval of Investment Management Agreement (Cont.)

average daily net assets. The Trustees considered that PIMCO is entitled to reimbursement under the Fund’s expense limitation agreement under certain conditions. The Trustees also noted that, pursuant to a management fee waiver agreement between the Fund and PIMCO, PIMCO contractually agreed, through December 31, 2019, to waive 100% of the management fees it was entitled to receive from the Fund pursuant to the Agreement. The Trustees noted that under a new fee waiver agreement, PIMCO has contractually agreed, from December 24, 2019 to May 2, 2021, to waive 50% of the management fee it is entitled to receive from the Fund, provided that the amount waived under the new fee waiver is reduced by any fees waived under the old fee waiver while it was in effect. The Trustees noted that the arrangement therefore resulted in 100% of the management fee being waived through December 31, 2019 and will result in 50% of the management fee being waived from January 1, 2020 through May 2, 2021.

To the extent applicable, the Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, with similar investment strategies to those of the Fund. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including open-end funds, exchange traded funds, and listed closed-end funds, there are additional portfolio management challenges in managing interval funds such as the Fund. For example, the Trustees considered that, as an interval fund, the Fund allows for (i) daily subscriptions, which allow for assets to increase over time, (ii) quarterly repurchases, which allow for assets to decrease periodically, and (iii) changes in leverage, all of which results in more complex portfolio management, tax, accounting, regulatory and administrative processes than listed closed-end funds and open-end funds. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Fund in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered interval funds; and the impact on PIMCO and expenses associated with the more extensive regulatory and compliance requirements to which the Fund is subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges, and additional services, different pricing structures between interval funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have similar investment objectives and strategies to those of the Fund.

The Trustees also took into account that the Fund pays management fees on assets attributable to types of leverage that it uses (including assets attributable to any reverse repurchase agreements, dollar rolls, tender option bonds and any Variable Rate MuniFund Term Preferred Shares or Remarketable Variable Rate MuniFund Term Preferred Shares), which increases the amount of management fees payable by the Fund under the Agreement (because the Fund’s fees are calculated based on total managed assets of the fund (including assets attributable to any reverse repurchase agreements, dollar rolls, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls, tender option bonds and borrowings.). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Fund to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Fund’s common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by the Fund to PIMCO under the

66	PIMCO INTERVAL FUNDS

(Unaudited)

Fund’s unitary fee arrangement would therefore vary more with increases and decreases in applicable leverage incurred by the Fund than under a non-unitary fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees considered that they receive each quarter information from PIMCO regarding the Fund’s use of leverage. The Trustees also considered that PMFLX issued outstanding Variable Rate MuniFund Term Preferred Shares and Remarketable Variable Rate MuniFund Term Preferred Shares in June and November 2019 and April 2020. The Trustees also considered PIMCO’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted that, the contractual management fee rate for the Fund under its unitary fee arrangement was above the median contractual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. However, in this regard, the Trustees took into account that the Fund’s unitary fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”) and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the applicable Broadridge Expense Group, which generally do not have a unitary fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees also considered that PIMCO has entered into an expense limitation agreement and fee waiver agreement for the Fund. The Trustees determined that a review of the Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unitary fee arrangement has benefited and will continue to benefit common shareholders because it provides an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of total managed assets, including assets attributable to preferred shares, and other forms of leverage, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Fund’s Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unitary fee arrangement generally insulates the Fund and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Fund, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Comparative performance results for the Fund reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding the Fund’s performance since inception based on net asset value, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees considered information provided by Broadridge for the Fund regarding the investment performance of a group of funds with investment classifications/objectives comparable to those of the Fund (its “Broadridge Performance Universe”). The comparative performance

SEMIANNUAL REPORT	JUNE 30, 2020	67

Approval of Investment Management Agreement (Cont.)

information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Fund’s comparative yields and risk-adjusted returns. The Independent Trustees recognized that the performance information, including the Broadridge performance information, was as of December 31, 2019, and, as such, did not include the period of extreme market volatility resulting from the COVID-19 pandemic. For this reason, they requested, received, and reviewed more recent performance information from PIMCO as of March 31, 2020.

In addition, it was noted that the Trustees considered matters bearing on the Fund and its advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee). The Trustees considered information from PIMCO regarding the risks undertaken by the Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile, including in instances where the Fund outperformed its Broadridge Performance Universe.

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for the Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end and interval funds advised by PIMCO (collectively, the “Estimated Margins”), calculated for other funds for a one-year period ended December 31, 2019, and with respect to the Fund, since its inception; (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2019, and December 31, 2018; and (iii) an overview of PIMCO’s average fee rates with respect to all of the closed-end funds advised by PIMCO (excluding the Fund as all management fees were waived), compared to PIMCO’s average fee rates with respect to its other clients, including PIMCO-advised separate accounts, open-end funds and hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Fund and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Fund. The Trustees took into account that the Fund does not currently have any breakpoints in its management fees. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Fund and its shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Fund in return for fees paid. The Trustees also considered that the unitary fee arrangement provides inherent economies of scale because the Fund maintains competitive fixed unitary fees even if the Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Fund’s unitary fee arrangement, funds with “pass through”

68	PIMCO INTERVAL FUNDS

(Unaudited)

administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangement protects shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Fund and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

Fund Performance and Fee/Expense Analysis

With regard to the investment performance of the Fund’s Institutional Class Shares and the fees charged to the Fund, the Board considered the following information. With respect to performance quintile rankings for the Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

With respect to the Fund’s total return performance of its Institutional Class Shares (based on net asset value) relative to its Broadridge Performance Universe, consisting of 60 funds, the Trustees noted that the Fund had first quintile performance for the period since inception ended December 31, 2019.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of a total of 10 funds and the Broadridge Expense Universe for the Fund consisted of a total of 60 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to the Fund, within the context of their overall conclusions regarding the Agreement, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of the Fund and its shareholders, and should be approved.

SEMIANNUAL REPORT	JUNE 30, 2020	69

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

DST Asset Manager Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Transfer Agent, Dividend Paying Agent and Registrar for Variable Rate and Remarketable Variable Rate MuniFund Term Preferred Shares

The Bank of New York Mellon

240 Greenwich Street, 7E

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF4002SAR_063020

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 8(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Municipal Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: August 26, 2020

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date: August 26, 2020